Salomon Smith Barney
2003 REIT CEO Conference
March 19, 2003

Louis P. Meshon, Sr. President & CEO Carl E. Kraus Senior Vice President, Chief Financial & Investment Officer, Treasurer Presenters

2002 - 2003 Highlights Recapitalization & Balance Sheet Improvement Portfolio Redevelopments Presentation Outline The Future Detailed Information

Recapitalization & Balance Sheet Improvement

Recapitalization & Balance Sheet Improvement Completed the repurchase of all Series A-1 Preferred Shares for $6.1 million. Saved $725,000 in annual distributions. Eliminated liquidation preference of over $11 million.

Recapitalization & Balance Sheet Improvement Direct placement of 2.3 million common shares at $13.65 per share. To clients of Cohen & Steers Capital Management, Inc. Proceeds of $31.3 million.

Recapitalization & Balance Sheet Improvement Secured a $190 million forward commitment from Metropolitan Life Insurance Company (MetLife). Will refinance $182 million (nearly 80%) of the Trust's $229.7 million in debt maturing in 2003, when closed. Interest rate on the MetLife loan is 6.12%, 184 basis points lower than the 7.96% on the debt being replaced. Projected to close in May.

Recapitalization & Balance Sheet Improvement Closed a $100 million revolving credit facility arranged through Fleet Securities, Inc. May be increased to $125 million.

Recapitalization & Balance Sheet Improvement Direct Placement of 2.1 million common shares at $14.35 per share. To Teachers Insurance and Annuity Association of America (TIAA) and clients of Kensington Investment Group, Inc. and Teachers Advisors, Inc. Proceeds of $29.4 million.

Recapitalization & Balance Sheet Improvement Nearly $30 million less in mortgage debt than in 2001. Increased beneficiaries' equity by approximately $35 million. Decreased overall leverage from 58% to 53% (mortgage debt to total market capitalization based on common share prices on December 31, 2002 and 2001, respectively). RESULTS

Recapitalization & Balance Sheet Improvement RESULTS

Recapitalization & Balance Sheet Improvement RESULTS

Recapitalization & Balance Sheet Improvement RESULTS

Recapitalization & Balance Sheet Improvement RESULTS Shares Owned % Cohen & Steers 2,534,800 10.98 TIAA-CREF 1,395,000 6.05 Kensington Investment 585,800 2.54 Vanguard 563,082 2.44 Barclay's 508,089 2.20 Institutional Ownership

Recapitalization & Balance Sheet Improvement RESULTS

Portfolio

Portfolio LEASING RESULTS # of Leases Square Feet % of Portfolio % Increase New Leases 110 765,000 7 16 Renewal Leases 89 399,000 4 6 Total 199 1,164,000 11 (Avg.) 12

Portfolio Overall portfolio occupancy was 87% compared with 89% in 2001. Excluding properties in redevelopment, occupancy was 94% versus 92%.

Portfolio Acquisition: Killingly Plaza in Killingly, Connecticut Disposition of non-core asset and refinement of geographic focus: Towne Square Shopping Center in Columbus, Mississippi.

Redevelopments

Redevelopments Bristol Commerce Park Bristol, Pennsylvania Scheduled for renovation and expansion to increase its market share. Aggressively recaptured space from Ames prior to its liquidation. Executed a lease with Wal-Mart for 118,000 square feet in the expanded Ames space. Wal-Mart is projected to open in July 2003.

Redevelopments Barn Plaza Doylestown, Pennsylvania Proactively recaptured an under- performing supermarket space. Negotiated a $2.6 million use restriction fee from the tenant. Leased 88,000 square feet to Kohl's. 57% increase in space from the former supermarket. Projected to open in April.

Redevelopments The Shoppes at Valley Forge Phoenixville, Pennsylvania Renovation/"de-malling" completed in 2002. Proactively recaptured space from Ames. Executed a lease for 60,000 square foot Redner's. Projected to open in May 2003. Guaranteed by SuperValu: A Fortune 100 company. The nation's leading food distributor.

Redevelopments Bethlehem Square Bethlehem, Pennsylvania Wal-Mart opened in 86,000 square feet in 2002. Complemented by existing Home Depot and T.J. Maxx. Giant Supermarket needed a proven location. Existing supermarket needed to vacate. Giant Supermarket is projected to open in summer 2003.

The Future

The Future Grow FFO Decrease leverage to 50% Execute redevelopments Accretive acquisitions Strategic dispositions

Safe Harbor Certain statements contained in this presentation that are not related to historical results, are forward^looking statements, such as anticipated liquidity and capital resources, closing of financing commitments and anticipated occupancy dates for new tenants. The matters referred to in forward^looking statements are based on assumptions and expectations of future events which may not prove to be accurate and which could be affected by the risks and uncertainties involved in the Company's business many of which cannot be predicted with accuracy and some of which might not even be anticipated. Prospective investors are cautioned that any such statements are not guarantees of future performance and that actual results may differ materially from those projected and implied in the forward^looking statements. These risks and uncertainties include, but are not limited to, the burden of the Company's substantial debt obligations; the risk that the Company may not be able to refinance its debt obligations on reasonable terms, if at all; the highly competitive nature of the real estate leasing market; adverse changes in the real estate markets including, among other things, competition with other companies; general economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of prospective tenants and lease rents; financial condition and bankruptcy of tenants, including termination of leases by bankrupt tenants; the availability and terms of debt and equity financing; risks of real estate acquisition, expansion and renovation; construction and lease^up delays; the level and volatility of interest rates; governmental actions and initiatives; environmental/safety requirements; as well as certain other risks described in the Company's Form 10^K. Subsequent written and oral forward^looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by cautionary statements in this paragraph and elsewhere described in the Company's Form 10^K and in other reports we filed with Securities and Exchange Commission.

Background Information

Background Information Corporate Overview Portfolio Strategy Financial Notes Biographies

Corporate Overview

Corporate Overview Who we are... Kramont Realty Trust (NYSE:KRT) is a self-administered, self-managed equity real estate investment trust (REIT). What we do... The Trust owns, manages, develops and redevelops neighborhood and community shopping centers with merchants who provide life's essentials-groceries, health and beauty products, family apparel and financial and personal services. What we're made of... As of December 31, 2002, the company owned, operated and managed 87 properties in 15 states comprising 11.5 million square feet of gross leasable area. The Trust has one property in active development and its assets are valued at approximately $779 million at cost.

Portfolio

Portfolio LOCATIONS

Portfolio NET OPERATING INCOME BY REGION

Portfolio CHARACTERISTICS Average Center Size: 130,000 square feet Grocery/Drug/Discount store anchored: 68%

Portfolio ASSET MANAGEMENT Occupancy (excluding redevelopment properties)

Portfolio Total Annual % FMR Rent of KRT Total 1 Wal-Mart $5,394,659 6.59% 2 Ahold $3,719,632 4.55% 3 Kmart $2,523,192 3.08% 4 TJX Companies $2,310,098 2.82% 5 ShopRite $1,632,850 2.00% 6 Food Lion $ 997,468 1.22% 7 Sports Authority $ 931,964 1.14% 8 Fashion Bug, Inc. $ 827,387 1.01% 9 Kohl's $ 723,520 0.88% 10 Home Depot $ 660,000 0.81% TOTALS $19,720,768 24.10% Top 10 Tenants - Fixed Minimum Rent

Portfolio Top 10 Tenants - Gross Leasable Area Total Square % Sq Ft Footage of KRT Total 1 Wal-Mart 1,138,228 10.74% 2 Kmart 667,853 6.30% 3 Ahold 491,685 4.64% 4 TJX Companies 255,575 2.41% 5 Food Lion 145,123 1.37% 6 ShopRite 133,383 1.26% 7 Home Depot 130,909 1.23% 8 Fashion Bug, Inc. 106,191 1.00% 9 Sports Authority 96,035 0.91% 10 Kohl's 85,992 0.81% TOTALS 3,250,974 30.66%

Strategy

Strategy STRATEGIC ASSET & PORTFOLIO MANAGEMENT Opportunity Identification: Within existing portfolio Growth through acquisitions

Strategy STRATEGIC ASSET & PORTFOLIO MANAGEMENT Situation Analysis: Trade area Market trends/potential Existing tenant sales Physical plant

Strategy STRATEGIC ASSET & PORTFOLIO MANAGEMENT Scenario Assessment: Expansion Renovation Re-merchandise Re-tenant Disposition Acquisition

Strategy CASE STUDY Valley Fair (Devon, Pennsylvania) Replaced a bankrupt anchor with 51,000 SF Oskar Huber Furniture Store

Strategy CASE STUDY Whitehall Square (Allentown, Pennsylvania) Sub-leases with Raymour & Flanigan Furniture and Ross Dress replaced a bankrupt and closed anchor at no cost to the company

Strategy CASE STUDY Marlton Crossing (Marlton, New Jersey) Redevelopment including new TJ Maxx (35,000 sq. ft.) and DSW (25,000 sq.ft) stores (replacing an under-performing grocer) transforming the property into a regional fashion retailing center.

Strategy CASE STUDY Groton Square (Groton, Connecticut) Replaced a bankrupt anchor with Kohl's (86,000 sq. ft.)

Strategy MANAGEMENT Senior management has an average 28 years of real estate experience Lean, agile employee base: 13 senior officers 130 employees Rigorous internal expectations and processes Full operating company

Financial

Financial FUNDAMENTALS Common Share Price (as of December 31, 2002) $14.65

Financial FUNDAMENTALS Dividend = $1.30

Financial FUNDAMENTALS Yield (based on common share price of $14.65 on December 31, 2002 and dividend of $1.30 per common share) 8.87%

Financial FUNDAMENTALS FFO (per diluted common share)

Financial FUNDAMENTALS Market Capitalization $915,000,000

Financial FUNDAMENTALS Ownership

Financial DEBT Fixed and Floating Rate

Financial DEBT Blended Interest Rates December 31, 2002 December 31, 2001 Weighted Weighted Avg. Rate Balance Avg. Rate Balance Floating 4.81% $70,200 5.21% $90,500 Fixed 7.68% 410,300 7.73% 419,700 7.26% $480,500 7.28% $510,200

Financial
INDEX COMPARISONS Return Return 2002 2001 KRAMONT 9% 74% INDUSTRY COMPARISONS Equity REITs1 4% 14% Shopping Center Equity REITs1,2 18% 30% INDEX COMPARISONS Russell 2000 (KRT is component) 3 -20% 14% S&P 5004 -22% -10% NYSE Composite5 -20% -10% Dow Jones Industrial Average6 -15% -5%
1 Source: NAREIT
2 Shopping center REITs only (no regional
mall or free standing REITs)
3 Source: Russell (www.russell.com)
4 Source: Standard & Poors
(www.standardandpoors.com)
5 Source: New York Stock Exchange
6 Source: Dow Jones & Company
(www.djindexes.com)

Detail (in thousands except for per share information)

Notes FFO Notes to reconciliation of net income to FFO: (1)Net of minority interests of $320, $274, $1,298 and $1,042, respectively (2)Depreciation related to unconsolidated affiliates of $51, $42, $192 and $170, respectively. (3)Net of amounts attributable to minority interests of $19, ($238), $3 and ($337), respectively. Funds From Operations ("FFO"), as defined by the National Association of Real Estate Investment Trusts (NAREIT), consists of net income (computed in accordance with generally accepted accounting principles) before depreciation and amortization of real property, extraordinary items and gains and losses on sales of real estate. The Company believes that FFO is an appropriate measure of operating performance because real estate depreciation and amortization charges are not meaningful in evaluating the operating results of the Company's properties and extraordinary items, the gain on the sale of real estate and deferred income tax benefit, would distort the comparative measurement of performance and may not be relevant to ongoing operations. However, FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and should not be considered as an alternative to either net income as a measure of the Company's operating performance or to cash flows from operating activities as an indicator of liquidity or cash available to fund all cash flow needs.

Biography Louis P. Meshon, Sr. President & Chief Executive Officer Louis P. Meshon, Sr. is president and chief executive officer of Kramont Realty Trust. He has more than 30 years of experience in the retail real estate industry and is known throughout the country as a leading authority on shopping centers. Under Mr. Meshon's direction, the company has developed an enviable reputation for converting under-managed assets into profitable shopping centers. Mr. Meshon was president of Drexel Realty, Inc. and Montgomery Development Company, which he co-founded in 1974. In 1997, CV REIT acquired the properties controlled by Meshon, Sr., through its subsidiary, Montgomery Realty L.P., and he assumed the positions of president, chief executive officer and as a director of CV REIT. Mr. Meshon is a member of the National Association of Real Estate Investment Trusts (NAREIT), the International Council of Shopping Centers (ICSC) and the Real Estate Advisory Board of the Wharton School of the University of Pennsylvania.

Biography
Carl E. Kraus
Senior Vice President, Chief Financial & Investment Officer, Treasurer
Carl E. Kraus has been the Senior Vice President, Chief Financial and Investment Officer and Treasurer of the Company since April 1, 2002.
Mr. Kraus joined Kramont from Philips International Realty Corp. (NYSE:PHR) where he served as chief financial officer for the New York-headquartered shopping center real estate investment trust from 1999-2002.
Previously, Mr. Kraus served in a variety of executive positions with shopping center and commercial real estate development companies, including The Brandywine Group, Chadds Ford, PA, and Radnor Corporation of Radnor, PA, owned by Sun Oil Co., where he spent 16 years, rising from controller to president. He began his professional career in the Philadelphia office of the major international public accounting firm, Price Waterhouse, reaching the position of senior auditor. Mr. Kraus graduated from Temple University, Philadelphia, and is a Certified Public Accountant.

Kramont Realty Trust
580 West Germantown Pike
Suite 200
Plymouth Meeting, Pennsylvania 19462
Telephone: 610.825.7100 Facsimile: 610.834.8110
kramont.com